UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/28/2014

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS November 28, 2014* Unaudited

	Shares	Value

Common Stocks—92.2%

Consumer Discretionary—15.1%

Automobiles—1.4%
Astra International Tbk PT	1,037,502,500	$605,655,059

Diversified Consumer Services—2.4%
Estacio Participacoes SA1	27,495,350	298,982,518

Kroton Educacional SA	44,962,253	314,315,924

New Oriental Education & Technology Group, Inc., Sponsored ADR[1,2]	17,676,762	391,009,975

		1,004,308,417

Hotels, Restaurants & Leisure—2.1%
Genting Bhd	164,286,400	446,112,009

Home Inns & Hotels Management, Inc., ADR[1,2]	6,468,725	199,624,853

Jollibee Foods Corp.	51,465,463	237,086,106

		882,822,968

Household Durables—0.4%
Cyrela Brazil Realty SA Empreendimentos e Participacoes[1]	34,568,300	167,797,468

Internet & Catalog Retail—1.0%
B2W Cia Digital[1,2]	13,155,632	146,643,866

Ctrip.com International Ltd., ADR[2]	1,545,625	83,587,400

JD.com, Inc., ADR[2]	2,177,979	51,226,066

Qunar Cayman Islands Ltd., ADR[1,2]	4,782,300	124,722,384

		406,179,716

Media—3.3%
Grupo Televisa SAB, Sponsored ADR	15,751,416	588,315,388

Naspers Ltd., Cl. N	2,526,875	327,476,815

	Shares	Value

Media (Continued)

Zee Entertainment Enterprises Ltd.[1]	82,290,959	$505,194,008

		1,420,986,211

Textiles, Apparel & Luxury Goods—4.5%
Cie Financiere Richemont SA	6,116,705	575,008,823

LVMH Moet Hennessy Louis Vuitton SA	3,301,979	594,094,495

Prada SpA	114,954,210	743,573,026

		1,912,676,344

Consumer Staples—15.4%

Beverages—6.6%
AMBEV SA, ADR	44,024,860	288,362,833

Anadolu Efes Biracilik Ve Malt Sanayii AS2	20,417,118	233,615,790

Carlsberg AS, Cl. B	4,572,246	407,092,259

Fomento Economico Mexicano SAB de CV	44,241,061	422,528,147

Nigerian Breweries plc	198,814,136	191,654,377

Pernod Ricard SA	5,039,490	597,984,948

SABMiller plc	8,926,834	496,313,465

Tsingtao Brewery Co. Ltd., Cl. H	22,950,000	160,855,721

		2,798,407,540

Food & Staples Retailing—5.2%
Almacenes Exito SA1	12,282,111	147,917,169

Almacenes Exito SA, GDR[1,3]	11,250,373	136,771,909

BIM Birlesik Magazalar AS	8,660,166	192,742,927

Cencosud SA	114,357,680	297,025,611

CP ALL PCL	271,112,300	363,279,748

Magnit PJSC[2]	4,483,390	1,061,351,462

		2,199,088,826

Food Products—2.0%
Tingyi Cayman Islands Holding Corp.	211,230,000	503,679,023

Ulker Biskuvi Sanayi AS	10,681,002	80,362,558

1        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food Products (Continued)

Want Want China Holdings Ltd.	193,222,000	$252,618,038

		836,659,619

Household Products—0.4%
Hindustan Unilever Ltd.	7,681,247	97,347,742

Unilever Indonesia Tbk PT	32,278,500	84,101,037

		181,448,779

Personal Products—1.2%
Colgate-Palmolive India Ltd.	5,313,053	159,361,898

Marico Ltd.	23,515,735	122,371,681

Natura Cosmeticos SA1	16,556,900	227,678,758

		509,412,337

Energy—6.9%

Energy Equipment & Services—1.5%
China Oilfield Services Ltd., Cl. H1	109,264,000	192,121,953

Eurasia Drilling Co. Ltd., GDR	4,374,047	78,699,070

Tenaris SA, ADR	11,753,419	387,040,088

		657,861,111

Oil, Gas & Consumable Fuels—5.4%
CNOOC Ltd.	142,306,000	204,902,069

Genel Energy plc[1,2]	14,737,452	150,866,151

NOVATEK OAO, Sponsored GDR	9,074,636	857,353,297

Petroleo Brasileiro SA, Cl. A, Sponsored ADR	68,708,702	701,515,847

Tullow Oil plc[1]	56,854,978	377,264,389

		2,291,901,753

Financials—21.4%

Commercial Banks—8.9%
Banco Bradesco SA, ADR	15,510,870	240,108,268

Bancolombia SA, Sponsored ADR	4,021,405	207,906,639

Commercial International Bank Egypt SAE	36,399,375	251,484,832

	Shares	Value

Commercial Banks (Continued)

Grupo Aval Acciones y Valores, ADR	19,769,022	$245,531,253

Grupo Financiero Banorte SAB de CV, Cl. O	100,394,089	568,746,619

Grupo Financiero Inbursa SAB de CV, Cl. O	98,128,675	265,270,730

Guaranty Trust Bank plc	501,480,752	70,215,731

HSBC Holdings plc	36,353,467	360,227,592

ICICI Bank Ltd., Sponsored ADR	15,239,920	897,478,889

Sberbank of Russia, Sponsored ADR	26,350,750	161,910,681

Turkiye Garanti Bankasi AS	83,633,925	367,534,212

Zenith Bank plc	1,113,232,801	129,061,434

		3,765,476,880

Consumer Finance—0.1%
Shriram Transport
Finance Co. Ltd.	2,695,586	47,118,389

Diversified Financial Services—3.3%
BM&FBovespa SA1	108,185,948	444,579,563

Grupo de Inversiones Suramericana SA	13,670,385	250,222,924

Haci Omer Sabanci Holding AS	88,215,656	421,285,797

Hong Kong Exchanges & Clearing Ltd.	13,938,775	301,728,226

		1,417,816,510

Insurance—3.1%
AIA Group Ltd.	77,985,800	449,946,721

China Life Insurance Co. Ltd., Cl. H	66,713,000	231,386,903

China Pacific Insurance Group Co. Ltd., Cl. H	34,515,800	144,212,913

Old Mutual plc	117,749,197	367,574,975

Sul America SA1	27,659,033	136,955,268

		1,330,076,780

2        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Management & Development—3.0%
Hang Lung Group Ltd.	39,349,750	$188,879,054

Hang Lung Properties Ltd.	202,316,881	607,384,058

SM Prime Holdings, Inc.	732,394,672	279,029,224

SOHO China Ltd.[1]	260,695,000	196,126,958

		1,271,419,294

Thrifts & Mortgage Finance—3.0%
Housing Development Finance Corp. Ltd.	67,579,898	1,257,973,345

Health Care—3.9%

Health Care Equipment & Supplies—0.3%
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H1	125,306,000	110,008,744

Health Care Providers & Services—1.5%
Apollo Hospitals Enterprise Ltd.[1]	11,678,894	219,212,067

Diagnosticos da America SA1	27,003,700	111,074,345

Sinopharm Group Co. Ltd., Cl. H1	83,220,800	308,911,609

		639,198,021

Life Sciences Tools & Services—0.0%
Divi’s Laboratories Ltd.	772,105	21,558,673

Pharmaceuticals—2.1%
Cipla Ltd.	25,899,420	264,796,311

Dr. Reddy’s Laboratories Ltd.	5,876,976	340,292,341

Glenmark Pharmaceuticals Ltd.	5,588,205	73,877,713

Lupin Ltd.	2,486,892	59,339,365

Sun Pharmaceutical Industries Ltd.	12,469,522	168,871,502

		907,177,232

Industrials—4.5%

Aerospace & Defense—1.0%
Embraer SA, Sponsored ADR[1]	11,330,402	418,431,746

	Shares	Value

Construction & Engineering—0.2%
Larsen & Toubro Ltd.	3,512,058	$92,635,058

Industrial Conglomerates—1.8%
Jardine Strategic Holdings Ltd.	11,111,165	406,543,294

SM Investments Corp.	21,314,236	381,581,235

		788,124,529

Transportation Infrastructure—1.5%
Airports of Thailand PCL	9,942,700	84,287,177

DP World Ltd.	20,814,925	440,443,813

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	7,195,873	95,552,201

		620,283,191

Information Technology—17.0%

Internet Software & Services—11.4%
58.com, Inc., ADR[2]	1,930,300	94,179,337

Alibaba Group Holding Ltd., Sponsored ADR[2]	3,005,900	335,578,676

Baidu, Inc., Sponsored ADR[2]	8,177,975	2,004,503,452

MercadoLibre, Inc.[1]	3,338,181	470,483,230

NAVER Corp.	485,877	330,300,619

Tencent Holdings Ltd.	53,594,910	852,561,585

Yandex NV, Cl. A2	30,713,855	765,389,267

		4,852,996,166

IT Services—3.6%
Infosys Ltd.	16,054,393	1,121,045,692

Tata Consultancy Services Ltd.	9,916,961	422,452,046

		1,543,497,738

Semiconductors & Semiconductor Equipment—2.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	182,400,429	830,064,878

3        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Materials—4.4%

Chemicals—0.3%
Asian Paints Ltd.	9,666,581	$116,122,759

Construction Materials—1.7%
Ambuja Cements Ltd.	44,125,515	163,533,752

Indocement Tunggal Prakarsa Tbk PT	102,713,200	208,209,988

Semen Indonesia Persero Tbk PT	159,847,300	209,554,309

Ultratech Cement Ltd.	3,881,542	155,097,245

		736,395,294

Metals & Mining—2.4%
Alrosa AO	198,030,824	188,546,534

Glencore plc	148,401,310	741,648,405

Grupo Mexico SAB de CV, Series B	25,397,107	83,284,453

		1,013,479,392

Telecommunication Services—3.6%

Diversified Telecommunication Services—1.1%
Telefonica Brasil SA, ADR	22,103,896	454,456,102

Wireless Telecommunication Services—2.5%
America Movil SAB de CV, Cl. L, ADR	32,733,602	776,113,703

MTN Group Ltd.	14,437,432	283,952,786

		1,060,066,489

Total Common Stocks (Cost $32,016,331,811)		39,169,583,358

Preferred Stocks—2.0%

Banco Davivienda SA, Preference	12,909,328	165,369,831

Bancolombia SA, Preference	2,288,427	29,562,719

Lojas Americanas SA, Preference[1]	98,405,500	649,168,981

Telefonica Brasil SA, Preference	32,400	663,323

	Shares	Value

Preferred Stocks (Continued)

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[1]	1,895,913,054	$26,580,362

Total Preferred Stocks (Cost $588,464,142)		871,345,216

	Units

Rights, Warrants and Certificates—0.1%

Genting Bhd Wts.,Strike Price 7.96MYR, Exp. 12/18/18[2] (Cost $22,944,872)	36,522,500	29,369,165

	Shares

Investment Company—5.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[1,4] (Cost $2,443,290,997)	2,443,290,997	2,443,290,997

Total Investments, at Value (Cost $35,071,031,822)	100.1%	42,513,588,736

Net Other Assets (Liabilities)	(0.1)	(24,869,669)

Net Assets	100.0%	$42,488,719,067

4        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

*November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

MYR Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended November 28, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 29, 2014 [a]	Gross Additions	Gross Reductions	Shares November 28, 2014

Almacenes Exito SA	12,282,111	—	—	12,282,111
Almacenes Exito SA, GDR	11,250,373	—	—	11,250,373
Apollo Hospitals Enterprise Ltd.	11,678,894	—	—	11,678,894
B2W Cia Digital	13,741,532	—	585,900	13,155,632
BM&FBovespa SA	144,771,198	—	36,585,250	108,185,948
China Oilfiled Services Ltd., Cl. H	78,612,000	30,652,000	—	109,264,000
Cyrela Brazil Realty SA Empreendimentos e Participacoes	34,568,300	—	—	34,568,300
Diagnosticos da America SA	27,003,700	—	—	27,003,700
Embraer SA, Sponsored ADR	9,592,082	1,738,320	—	11,330,402
Estacio Participacoes SA	33,258,250	—	5,762,900	27,495,350
Genel Energy plc	13,112,988	1,624,464	—	14,737,452
Home Inns & Hotels Management, Inc., ADR	6,468,725	—	—	6,468,725
Lojas Americanas SA, Preference	93,094,600	5,310,900	—	98,405,500
MercadoLibre, Inc.	4,728,681	—	1,390,500	3,338,181
Mindray Medical International Ltd., ADR[b]	5,767,314	—	5,767,314	—
Natura Cosmeticos SAb	23,391,700	—	6,834,800	16,556,900
New Oriental Education & Technology Group, Inc., Sponsored ADR	17,676,762	—	—	17,676,762
Oppenheimer Institutional Money Market Fund, Cl. E	2,678,303,651	1,488,698,152	1,723,710,806	2,443,290,997
Qunar Cayman Islands Ltd., ADR	—	4,782,300	—	4,782,300
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	174,240,000	—	48,934,000	125,306,000
Sinopharm Group Co. Ltd., Cl. H	93,383,600	—	10,162,800	83,220,800
SOHO China Ltd.	279,218,500	—	18,523,500	260,695,000
Sul America SA	27,659,033	—	—	27,659,033
Tullow Oil plc	46,902,566	9,952,412	—	56,854,978
Zee Entertainment Enterprises Ltd.	82,290,959	—	—	82,290,959
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	1,895,913,054	—	—	1,895,913,054

	Value	Income	Realized Gain(Loss)

Almacenes Exito SA	$147,917,169	$ 805,996	$ —
Almacenes Exito SA, GDR	136,771,909	620,166	—
Apollo Hospitals Enterprise Ltd.	219,212,067	—	—
B2W Cia Digital	146,643,866	—	1,383,368
BM&FBovespa SA	444,579,563	4,364,070	(107,699,774)

5        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Value	Income	Realized Gain (Loss)

China Oilfiled Services., Cl. H	$192,121,953	$—	$—
Cyrela Brazil Realty SA Empreendimentos e Participacoes	167,797,468	—	—
Diagnosticos da America SA	111,074,345	—	—
Embraer SA, Sponsored ADR	418,431,746	674,129	—
Estacio Participacoes SA	298,982,518		29,300,136
Genel Energy plc	150,866,151	—	—
Home Inns & Hotels Management, Inc., ADR	199,624,853	—	—
Lojas Americanas SA, Preference	649,168,981	1,041,780	—
MercadoLibre, Inc.	470,483,230	784,961	47,944,246
Mindray Medical International Ltd., ADR[b]	—	—	(29,902,737)
Natura Cosmeticos SAb	—[c]	—	(51,078,211)
New Oriental Education & Technology Group, Inc., Sponsored ADR	391,009,975	—	—
Oppenheimer Institutional Money Market Fund, Cl. E	2,443,290,997	554,574	—
Qunar Cayman islands Ltd., ADR	124,722,384	—	—
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	110,008,744	595,621	(6,738,389)
Sinopharm Group Co. Ltd., Cl. H	308,911,609	—	2,354,213
SOHO China Ltd.	196,126,958	5,444,335	(3,108,602)
Sul America SA	136,955,268	408,847	—
Tullow Oil plc	377,264,389	—	—
Zee Entertainment Enterprises Ltd.	505,194,008	—	—
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	26,580,362	—	—

Total	$8,373,740,513	$15,294,479	$(117,545,750)

a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. No longer an affiliate as of November 28, 2014

c. The security is no longer an affiliate; therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $136,771,909 or 0.32% of the Fund’s net assets as of November 28, 2014.

4. Rate shown is the 7-day yield as of November 28, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

China	$6,441,817,551	15.2%
India	6,332,260,838	14.9
Brazil	4,600,734,809	10.8
Russia	3,113,250,310	7.3
Mexico	2,799,811,242	6.6
United States	2,443,291,107	5.7
Hong Kong	1,954,481,352	4.6
United Kingdom	1,752,246,572	4.1
Switzerland	1,316,657,228	3.1
Turkey	1,295,541,283	3.0
France	1,192,079,443	2.8
Colombia	1,183,282,445	2.8
Indonesia	1,107,520,393	2.6

6        OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Philippines	$897,696,566	2.1%
Taiwan	830,064,878	2.0
Italy	743,573,026	1.8
South Africa	611,429,601	1.4
Malaysia	475,481,174	1.1
Argentina	470,483,230	1.1
Thailand	447,566,925	1.1
United Arab Emirates	440,443,813	1.0
Denmark	407,092,258	1.0
Nigeria	390,931,542	0.9
Luxembourg	387,040,088	0.9
South Korea	330,300,619	0.8
Chile	297,025,611	0.7
Egypt	251,484,832	0.6

Total	$42,513,588,736	100.0%

7        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS November 28, 2014 Unaudited

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

8        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

 The following methodologies are used to determine the market value or the fair value of the types of securities described below:

 Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

9        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

10        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of November 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,438,486,066	$4,961,940,117	$—	$6,400,426,183
Consumer Staples	1,541,368,672	4,983,648,429	—	6,525,017,101
Energy	1,088,555,935	1,861,206,929	—	2,949,762,864
Financials	1,790,302,214	7,299,578,984	—	9,089,881,198
Health Care	—	1,677,942,670	—	1,677,942,670
Industrials	858,875,559	1,060,598,965	—	1,919,474,524
Information Technology	3,670,133,962	3,556,424,820	—	7,226,558,782
Materials	—	1,865,997,445	—	1,865,997,445
Telecommunication Services	1,230,569,805	283,952,786	—	1,514,522,591
Preferred Stocks	26,580,362	844,764,854	—	871,345,216
Rights, Warrants and Certificates	29,369,165	—	—	29,369,165
Investment Company	2,443,290,997	—	—	2,443,290,997

Total Assets	$14,117,532,737	$28,396,055,999	$—	$42,513,588,736

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$1,005,327,169	$(1,005,327,169)

Total Assets	$1,005,327,169	$(1,005,327,169)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

11        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 28, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$35,100,154,447

Gross unrealized appreciation	$11,175,934,002
Gross unrealized depreciation	(3,762,499,713)

Net unrealized appreciation	$7,413,434,289

12        OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/8/2015